Commitments and Contingencies - Majestic Dragon (Details) - USD ($) $ in Millions		3 Months Ended
	Jul. 31, 2021	Mar. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Majestic Dragon agreement details	consulting and advisory services to the Company commencing on the closing of the Hertford Agreement, dated as of July 31, 2021, for a term ending on the date on which Majestic Dragon and its affiliates or any funds managed by Majestic Dragon cease to own, directly or indirectly, any equity interests of the Company
Advisory fee	3.00%
Majestic Dragon contingent consideration	100 Bitcoin per year for a period of two years, payable from the first coin mined in the corresponding year
Consulting And Advisory Expenses		$ 4.7